                                           Exhibit (10)(b)

              1990 STOCK OPTION PLAN (As Amended February 16, 1991, April 16, 1991, August 13, 1991, December 8, 1992, February 18, 1995,April 18, 1995,
  August 8, 1995, August 12,
    1996, February 11, 1997, and April 15, 1997)


Section 1.   Establishment.

     Pursuant to the Sprint Corporation Long-Term Stock Incentive Program (the "Program"), Sprint Corporation, a Kansas corporation (the "Company"), hereby establishes a stock option plan to be named the 1990 Stock Option Plan (the "Plan"), for officers and key employees of the Company and its subsidiaries.

Section 2.   Purpose.

     The purpose of the Plan is to induce officers and key employees of the Company and its subsidiaries, who are in a position to contribute materially to the prosperity thereof, to remain with the Company or its subsidiaries, to offer them incentives and rewards in recognition of their share in the Company's progress, and to encourage them to continue to promote the best interests of the Company and its affiliates. The Plan will also aid the Company and its subsidiaries in competing with other enterprises for the services of new key personnel needed to help insure their continued development.

     Options granted to an optionee shall be either Incentive Stock Options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended, or Nonqualified Stock Options, provided that no Incentive Stock Options shall be granted which would permit options first exercisable in any calendar year to exceed the limitations set forth in Section 6(a) hereof. Options which become first exercisable in any calendar year in excess of said limitations shall be Nonqualified Stock Options. Options designated "Nonqualified Stock Options" shall not be restricted by the limitations of said Section 6(a) and shall not be treated as Incentive Stock Options.

Section 3.   Administration.

     The Plan shall be administered by the Organization and Compensation Committee (the "Committee") of the Board of Directors of the Company. Members of the Committee shall be Disinterested Persons as defined in the Program. The Committee shall hold its meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be deemed the acts of the Committee. The Company shall grant options and related Stock Appreciation Rights ("SARs") under the Plan in accordance with determinations made by the Committee pursuant to the provisions of the Plan and the Program. The Committee from time to time may adopt (and thereafter amend and rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions of the Plan and the Program, as it shall deem proper. The interpretation and construction of any provisions of the Plan by the Committee shall, unless otherwise determined by the Board of Directors of the Company, be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

Section 4.  Total Number of Shares to be Optioned.

     The maximum number of shares of common stock ($2.50 par value) of the Company which may be issued upon exercise of options under the Plan shall not exceed 20,441,564 (subject to adjustment as provided in Section 11 hereof). The shares sold under the Plan may be either treasury shares or authorized but unissued shares, as the Board of Directors from time to time may determine. The maximum number of shares of common stock which may be issued upon exercise of options granted in any calendar year, together with shares of common stock subject to other awards under the Program, shall not exceed the limits set forth in Section 4(a) of the Program.

     In the event that any outstanding options under the Plan for any reason expire or are terminated, the shares of common stock of the Company allocable to the unexercised portion of all of such options may again be subject to an option under the Plan.

Section 5.  Eligibility.

     Options shall be granted only to officers and key employees of the Company or its subsidiaries. The Committee will, in its discretion, determine the officers and key employees to be granted options, the time or times at which options shall be granted, the number of shares subject to each option, whether the options are Incentive Stock Options or Nonqualified Stock Options, any conditions on the exercise of the options, and the manner in which options may be exercised. In making such determination, the Committee may take into consideration the value of the services rendered by the respective individuals, their present and potential contributions to the success of the Company and its affiliates and such other factors which the Committee may deem relevant in accomplishing the purpose of the Plan.

     No option may be granted to any individual who immediately after the option grant owns directly or indirectly stock possessing more than five percent (5%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary.

     An individual may be granted more than one option but only on the terms and subject to the restrictions hereinafter set forth. No person shall be eligible to receive an option for a larger number of shares than is recommended for such individual by the Committee.

Section 6.  Limitation on Incentive Stock Options.

     (a) General Rule. The aggregate fair market value (determined at the time the option is granted) of the stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year by the optionee under all plans of the Company and its subsidiaries shall not exceed $100,000 or, if different, the maximum limitation in effect at the time of grant under Section 422A of the Internal Revenue Code of 1986, as amended, or any successor provision, and any regulations promulgated thereunder.

     (b) Fair Market Value. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the Incentive Stock Option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

Section 7.  Terms and Conditions of Options.

     Each option granted under the Plan shall be evidenced by a Stock Option Agreement in such form not inconsistent with the Plan as the Committee shall determine, provided that such Stock Option Agreement clearly and separately identifies Nonqualified Stock Options and Incentive Stock Options and that the substance of the following terms and conditions be included therein:

     (a) Option Price. The price at which each share of common stock covered by such option may be purchased shall be determined by the Committee and shall be no less than one hundred percent (100%) of the fair market value of the stock on the date the option is granted. Fair market value shall be deemed to be the average of the high and low prices of the common stock of the Company for composite transactions as published by major newspapers for the date the option is granted or, if no sale of the Company's stock shall have been made on that day, the next preceding day on which there was a sale of such stock.

     (b) Limitations on Transfer. Options may not be transferred, levied, garnished, executed upon, subjected to a security interest, or assigned to any person other than the grantee, except that the grantee may transfer an option to a trust of the kind described in Section 9(e). Any such trust as transferee of an option may not (1) dispose of shares received in an exercise of such options until such shares are validly registered or exempt from registration under any applicable exemption from registration under the Securities Act of 1933, as amended, in the opinion of the Corporate Secretary or (2) while continuing to hold options issued under this plan, be amended to change beneficiaries to persons other than those permissible under Section 9(e). Documents evidencing the transfer of any option and the identity of the transferee shall be in such form as may be required by the Corporate Secretary.

     (c) Post-Employment Exercise of Options. An optionee may exercise an option issued under the Plan only during the term of the grantee's employment and within a period following the grantee's termination of

(1)  (A)  12 months in the case of Incentive Stock
Options and
     (B)  60 months, in the case of all other
options

granted to a grantee who is a retiree of the Company (for this purpose, a retiree is a person who is entitled to receive pension benefits in accordance with the Sprint Retirement Pension Plan immediately upon termination of employment) or who terminated by reason of permanent and total disability;

(2) 12 months in the case of options granted to a grantee whose employment terminated by reason of his death;

(3) 3 months in the case of options granted to a grantee whose employment terminated voluntarily;
and

(4) 3 months in the case of options granted to a grantee whose employment terminated involuntarily other than for cause.

     An optionee holding options granted to a grantee whose employment has been terminated for cause, as determined by the Committee, shall forfeit all outstanding options immediately upon termination of the grantee's employment, and the Secretary of the Corporation may suspend processing of stock option exercises of any optionee with respect to whom any officer of the Company has notified the Secretary of the grantee's probable termination for cause until the next scheduled meeting of the Committee, at which meeting a final and binding determination of the Committee with respect to such grantee's termination for cause shall be made.

     Options granted under the Plan shall not be affected by any change of duties or position so long as the grantee continues to be an employee of the Company or of a subsidiary. Only those options exercisable at the date the grantee's employment terminates may be exercised during the period following such termination. For purposes of the forfeiture provisions of this Plan, unless the Committee, at the time of grant specifies otherwise, a grantee who becomes employed by Sprint Spectrum L.P., Global One, or Alcatel, N.V. (each, together with their subsidiaries, an "Affiliated Entity"), shall not, except with respect to incentive stock options, be considered to have terminated employment with the Company or a subsidiary of the Company until his employment is terminated with all Affiliated Entities without becoming re-employed by the Company or its subsidiaries. Employees of Affiliated Entities shall not, however, by reason of the foregoing, be eligible for new grants of options.

     (d) Term of Option. The option and any related SAR shall not be exercisable after the expiration of ten (10) years from the date the option was granted.

     (e) Exercise After Death of Employee; Designation of Beneficiaries. An option exercisable by an optionee upon the death of the grantee may be exercised by (i) the executor or administrator of the grantee's estate, (ii) by the person or persons to whom the optionee's rights under the option pass by the optionee's will or the laws of descent and distribution, (iii) by a trustee to whom legal title to the option has been transferred in accordance with this plan, or (iv) by the beneficiary designated by the grantee in accordance with the following paragraph.

     The grantee of an optionee may designate a beneficiary or beneficiaries to exercise unexpired options held by the grantee and to own shares issued upon any such exercise after the grantee's death without order of any probate court or otherwise. A beneficiary so designated may exercise an option upon presentation to the Company of evidence satisfactory to the Corporate Secretary of (1) the beneficiary's identity and (2) the death of the grantee. A grantee may change any beneficiary designation of options held by the grantee at anytime before his death but may not do so by testamentary designation in his will or otherwise. Beneficiary designations must be made in writing on a form provided by the Corporate Secretary. Beneficiary designations shall become effective on the date that the form, properly completed, signed and notarized, is received by the Secretary. Any designation of a beneficiary with respect to any option shall be deemed canceled upon the transfer of such option to a trust in accordance with the terms of the Plan.

Section 7A.  Reload Options.

     In connection with nonqualified options, including newly-granted options or outstanding options granted under the Plan, or the stock option plans of 1978, 1981, 1985 and 1989 of the Company, the Committee may provide that an optionee has the right to a reload option, which shall be subject to the following terms and conditions:

     (a) Grant of the Reload Option; Number of Shares, Price. Subject to subsections (b) and (c) of this Section 7A and to the availability of shares to be optioned under the Plan, if an optionee has an option (the "original option") with reload rights and pays for the exercise of the original option by surrendering common stock of the Company, the optionee shall receive a new option ("reload option") for the number of shares so surrendered at an option price equal to the fair market value of the stock on the date of the exercise of the original option.

     (b) Minimum Purchase Required. A reload option will be granted only if the exercise of the original option is an exercise of at least 25% of the total number of shares granted under the original option (or an exercise of all the shares remaining under the original option if less than 25% of the shares remain to be exercised).

     (c) Other Requirements. A reload option: (1) will not be granted if the market value of the common stock of the Company on the date of exercise of the original option is less than the exercise price of the original option; (2) will not be granted if the optionee is not, on the exercise date, an employee of Sprint or a Sprint subsidiary; (3) will not be granted if the original option is exercised less than one year before the expiration of the original option; and
(4) with respect to options transferred by the grantee to another person in accordance with this Plan, reload options shall be granted to the grantee upon a stock-for-stock exercise by the optionee to the same extent as if the grantee had exercised the option in a similar manner.

     (d) Term of Option. The reload option shall expire on the same date as the original option.

     (e) Type of Option. The reload option shall be a non-qualified option.

     (f)  No Additional Reload Options.  The
reload options shall not include any right to a second reload option.

     (g) Date of Grant, Vesting. The date of grant of the reload option shall be the date of the exercise of the original option. The reload options shall be exercisable in full beginning one year from date of grant; provided, however, that all shares purchased upon the exercise of the original option (except for any shares withheld for tax withholding obligations) shall not be sold, transferred or pledged within six months from the date of exercise of the original option. In no event shall a reload option be exercised after the original option expires as provided in subsection (d) of this Section 7A.

     (h) Stock Withholding; Grants of Reload Options. If the other requirements of this Section 7A are satisfied, and if shares are withheld or shares surrendered for tax withholding pursuant to Section 17, a reload option will be granted for the number of shares surrendered as payment for the exercise of the original option plus the number of shares surrendered or withheld to satisfy tax withholding. In connection with reload options for officers who are subject to
Section 16 of the Securities Exchange Act of 1934 ("Insiders"), the Committee may at any time impose any limitations which, in the Committee's sole discretion, are necessary or desirable in order to comply with Section 16(b) of the Securities Exchange Act of 1934 and the rules and regulations thereunder, or in order to obtain any exemption therefrom.

     (i)  Other  Terms and  Conditions.  Except as  otherwise  provided  in this
Section 7A, all the provisions of the 1990 Stock Option Plan shall apply to reload options granted pursuant to this Section 7A.

Section 8.   Consideration for Options.

     Each grantee shall, as consideration for the grant of the option, agree in writing to remain in the employ of the Company or of one of its subsidiaries, at the pleasure of the Company or of such subsidiary, for at least one year from the date of the granting of such option or until earlier termination of the grantee's employment effected or approved by the Company or by such subsidiary. In the event of a violation by the grantee of such agreement, any options granted to the grantee shall be forfeited. The Committee may waive this requirement in the case of any grantee. Nothing contained in the Plan, or in any option granted pursuant to the Plan, nor in any agreement made pursuant to the provisions of this Section 8, shall confer upon any grantee any right with respect to continuance of employment by the Company or its subsidiaries, nor interfere in any way with the right of the Company or its subsidiaries to terminate the grantee's employment or change the grantee's compensation at any time.

Section 9.  Exercise of Options - Purchase of
Shares.

     Options and related SARs shall be exercisable at such time or times, and upon the satisfaction of such conditions, as determined by the Committee; provided, however, that unless otherwise determined by the Committee, no Incentive Stock Option shall be exercisable during the year ending on the day before the first anniversary date of the granting of the Incentive Stock Option. An optionee's right to purchase shares with respect to shares which become exercisable shall be cumulative during the term of the option. An option shall be exercisable by purchase of shares only upon payment to the Company of the full purchase price of the shares with respect to which the option is exercised; provided, however, that the Company shall not be required to issue or deliver any certificates for shares of common stock purchased upon the exercise of an option prior to (i) if requested by the Company, the filing with the Company by the optionee or purchaser acting under Section 7(e) hereof of a representation in writing that at the time of such exercise it is the optionee's or purchaser's then present intention to acquire the shares being purchased for investment and not for resale, or (ii) the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body which the Company shall determine to be necessary or advisable.

     Payment for the shares shall be either in United States dollars, payable in cash or by check, or by surrender of stock certificates representing like common stock of the Company having an aggregate fair market value, determined as of the date of exercise, equal to the number of shares with respect to which such option is exercised multiplied by the option price per share; provided that the Committee may impose whatever restrictions it deems necessary or desirable with respect to the payment for shares by the surrender of stock certificates representing like common stock of the Company. In lieu of the delivery of physical certificates, the optionee may deliver shares in payment of the exercise price by attesting, on a form established for such purpose by the Secretary, to the ownership, either outright or through ownership of a broker account, of a sufficient number of shares held for a period of at least six months to pay the exercise price. The attestation must be notarized and signed by the optionee's spouse if the spouse is a joint owner of the shares with respect to which such attestation is made and must be accompanied by such documentation as the Corporate Secretary may consider necessary to evidence actual ownership of such shares. The fair market value of common stock on the date of exercise of an option shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a). Such payment shall be accompanied by a written request for the shares purchased. An option shall be deemed exercised on the date such payment and written request are received by the Secretary of the Company.

     In addition, for all nonqualified options outstanding on February 17, 1995, or issued thereafter, certain grantees, as determined by the Committee, may, while employed by Sprint or its subsidiaries, elect to receive restricted shares upon payment of the exercise price of an option in the unrestricted common stock. The grantee will receive the same number of unrestricted shares as the number of shares surrendered to pay the exercise price, while the shares received in excess of the number surrendered to pay the exercise price may be restricted. Such grantees may also elect to deliver restricted shares of the Company's common stock in payment of the exercise price notwithstanding restrictions on transferability to which such shares are subject. The Company shall be authorized to issue restricted shares of common stock upon such exercises of stock options, subject to the following conditions:

     (a) The grantee shall elect a vesting period for the restricted common stock to be received upon exercise of the option of between six (6) months and ten (10) years, but in no event may a grantee elect a vesting period shorter than the period provided in paragraph (c) hereof. At any time on or before the 13th calendar month preceding the date on which restrictions on shares of restricted stock would otherwise lapse, the grantee may elect to extend the vesting period on all but not a portion of such shares by six months or any multiple of six months.

     (b) Restricted common stock issued upon an exercise shall include the right to have stock withheld for taxes on the lapse of the restrictions.

     (c) Restricted common stock received in such an exercise or from an election to receive a Long- Term Incentive Plan payout in restricted stock, or any Restricted Stock Award granted pursuant to the Long-Term Stock Incentive Program, shall be eligible for use in payment of the exercise price of a stock option, so long as all the shares received as a result of such an exercise are restricted for a period at least as long as, and with terms at least as restrictive as the terms of, the restricted common stock used in payment. Any such restricted common stock so delivered in payment of the exercise price shall have an aggregate fair market value (determined as of the date of exercise and in the same manner as the fair market value of unrestricted common stock of the Company on the date of exercise of an option is determined pursuant to Section 7(a)) equal to the number of shares with respect to which such option is exercised, multiplied by the exercise price per share.

     (d) Shares of restricted common stock received in an exercise of a stock option that continue to be restricted shall be forfeited in the event that vesting conditions are not satisfied, subject to the discretion of the Committee, except in the case of death, disability, normal retirement, or involuntary termination for reasons other than cause, in which case all restrictions lapse; provided, however, that in no event shall restrictions lapse if the restrictions on shares used to pay for the exercise would not have lapsed under the same conditions.

     (e) The grantee who receives restricted stock may not sell, transfer, assign, pledge or otherwise encumber or dispose of shares of restricted stock until such time as all restrictions on such stock have lapsed except: (i) to the Company in payment of the exercise price of a stock option issued by the Company under any employee stock option plan adopted by the Company that provides for payment of the exercise price in the form of restricted stock, provided that such payment is made in accordance with the terms of such plan; or (ii) to a trust of which the grantee, the grantee's spouse, or the grantee's descendants (by blood, adoption, or marriage) are the primary beneficiaries and which is a grantor trust treated as owned by the grantee under Subchapter J of the Internal Revenue Code, upon the following terms:

     (A) the Company receives, prior to such transfer, a true copy of the trust agreement and an opinion from grantee's counsel (1) that the trust will be treated as a grantor trust owned by the grantee under Subchapter J of the Internal Revenue Code at all times until the restrictions on such stock lapse or the stock is forfeited under the terms of its grant, (2) that the terms of the trust provide that upon the forfeiture of the restricted stock under the terms of its grant or the earlier termination of the trust for whatever reason, ownership of the restricted stock shall revert to the grantee or to the Company, (3) that the trustee of such trust may not, prior to the lapsing of restrictions on such stock, sell, transfer, assign, pledge, or otherwise encumber or dispose of shares of restricted stock except to the Company or to the grantee, subject to the restrictions provided for in this Plan, and (4) that, until the restrictions lapse, the trustee is not authorized to incur liabilities on behalf of the trust, other than to the beneficiaries of the trust; and

     (B) the grantee and the trustee of the trust shall execute stock powers in blank to be held in the custody of the Company; and

     (C) the Corporate Secretary of the Company may, in his discretion, enforce the foregoing transfer restrictions by maintaining physical custody of the certificate or certificates representing such shares of restricted stock, by placing a restrictive legend on such certificates, by requiring the grantee and the trustee to execute other documents as a pre-condition to such transfer, or otherwise.

     (f) Except as otherwise provided herein, the optionee will have all the rights of a stockholder with respect to shares of restricted stock received upon the exercise of an option, including the right to vote the shares of stock and the right to dividends on the stock. Unless the Corporate Secretary establishes alternative procedures, the shares of restricted stock will be registered in the name of the optionee and the certificates evidencing such shares shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the award and shall be held in escrow by the Company. The optionee shall execute a stock power or powers assigning the shares of restricted stock back to the Company, which stock powers shall be held in escrow by the Company and used only in the event of the forfeiture of any of the shares of restricted stock. A certificate evidencing unrestricted shares of common stock shall be issued to the optionee promptly after the restrictions lapse on any restricted shares.

     (g) The Corporate Secretary shall have the discretion and authority to establish any and all procedures, including the requirement of election forms, which he deems necessary or desirable for the orderly administration of such exercises.

     No optionee or optionee's beneficiary, executor or administrator, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until a stock certificate or certificates for such shares are issued to such person or them under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 11 hereof.

     In the event that any optionee shall be dismissed from the employ of the Company or any of its subsidiaries for any reason which in the opinion of the Committee shall constitute good cause for dismissal, any option still held by such person at such time shall automatically terminate. The decision of the Committee as to what shall constitute good cause for dismissal shall be final and binding upon all concerned.

     In the event that any optionee, without the consent of the Committee, while employed by the Company or any affiliate of the Company or after termination of such employment, becomes associated with, employed by, renders services to, or owns any interest in (other than any nonsubstantial interest, as determined by the Committee), any business that is in competition with the Company or with any business in which the Company has a substantial interest, as determined by the Committee, any option still held by such person at such time shall automatically terminate. The decision of the Committee on any such matters shall be final and binding upon all concerned.

Section 10.  Exercise of Options - Stock
Appreciation Rights.

     In  addition  to  providing  for the  exercise of an option as set forth in
Section 9, at the time of grant of such option the Committee may by separate agreement, in conjunction with all or part of any option granted under the Plan, permit an optionee to exercise the option in an alternative manner based on the appreciated value of the common stock subject to option; provided, however, that no SAR granted to an optionee who is subject to Section 16(b) of the Exchange Act (an "Insider") shall be exercisable during the six-month period following the date of grant, except that such limitation shall not apply in the event of death or physical disability of such optionee occurring prior to the expiration of such six-month period. SARs may be exercised by an optionee by surrendering the related option or applicable portion thereof. Upon such exercise and surrender, the optionee shall be entitled to receive the value of such SARs determined in the manner prescribed in this Section 10. Options which have been so surrendered, in whole or in part, shall no longer be exercisable.

     Each agreement evidencing SARs shall clearly and separately identify the Nonqualified Stock Options and Incentive Stock Options to which it relates and shall contain such terms and conditions not inconsistent with other provisions of the Plan and the Program as shall be determined from time to time by the Committee, which shall include the following:

     (a)  SARs shall expire no later than the
expiration of the related option.

     (b) SARs shall be transferable only when and to the extent that the related option is transferable.

     (c) SARs shall be exercisable at such time or times and only to the extent that the related option is exercisable. The SAR shall terminate and no longer be exercisable upon the termination or exercise of the related option, except that SARs granted with respect to less than the full number of shares covered by a related option shall not be reduced until the exercise or termination of the related option exceeds the number of shares not covered by the SARs.

     (d) SARs shall be exercisable only when there is a positive spread, that is, when the market price of the stock subject to the related option exceeds the exercise price of such option.

     (e) Upon the exercise of SARs, an optionee shall be entitled to receive the value thereof, which value shall be equal to the excess of the fair market value on the date of exercise of one share of common stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the SARs shall have been exercised. The fair market value of common stock on the date of exercise of SARs shall be determined in the same manner as the fair market value of common stock on the date of grant of an option is determined pursuant to Section 7(a).

     (f) Upon an exercise of SARs, the optionee shall notify the Company of the form in which payment of the value thereof will be made (i.e., cash, common stock, or any combination thereof).

     Upon the exercise of SARs, the option or part thereof to which such SARs are related shall be deemed to have been exercised for the purpose of the limitation of the number of shares of common stock to be issued under the Plan as set forth in Section 4 and the limitation of the number of shares of common stock to be issued under the Program as set forth in Section 4(a) of the Program. SARs shall be deemed exercised on the date written notice of exercise is received by the Secretary of the Company.

Section 11.  Change in Stock, Adjustments, Etc.

     In the event that the outstanding shares of common stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or a dividend payable in capital stock (including a spin-off), appropriate adjustment shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted under the Plan including the maximum number that may be granted to any one person. In addition, the Committee shall make appropriate adjustment in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest shall be maintained as before the occurrence of such event, and such adjustment of outstanding options shall be made without material change of the total price applicable to the unexercised portion of the option and with a corresponding adjustment in the option price per share; provided, however, that each such adjustment in the number and kind of shares subject to outstanding options, including any adjustment in the option price, shall be made in such manner as not to constitute a modification as defined in Section 425 of the Internal Revenue Code of 1986, as amended. If any outstanding options are subject to any conditions, the Committee shall also make appropriate adjustments to such conditions. Any such adjustment made by the Committee shall be conclusive.

     The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

Section 12.  Duration, Amendment and Termination.

     The Board of Directors of the Company may at any time terminate the Plan or make such amendments thereof as it shall deem advisable and in the best interests of the Company; provided, however, that no such termination or amendment shall, without an optionee's consent, impair the optionee's rights under such option; and provided further, that any such amendment shall be consistent with the provisions of the Program, as it may be amended from time to time.

     No stock option shall be granted under the Plan after April 18, 1999, but stock options granted prior to or as of such date may extend beyond such date in accordance with the provisions hereof.

Section 13.  Effectiveness of Plan.

     This Plan shall be effective as of February 17, 1990.

Section 14.  Date of Granting of Options.

     The date of grant of a reload option shall be determined in accordance with
Section 7A(g). The date of grant of all other options shall be the date designated by the Committee as the date of grant, provided that in no event shall the date of grant be earlier than the date on which the Committee approves the grant. Within sixty (60) days of the granting of the option, the Company shall notify the grantee of the grant of the option, and submit to the grantee a Stock Option Agreement and, if applicable, an agreement respecting SARs, duly executed by and on behalf of the Company, with the request that the grantee execute the agreement or agreements within sixty (60) days after the mailing by the Company of the notice to the optionee. The grantee shall execute the written option agreement and, if applicable, the agreement respecting SARs, within said 60-day period.

Section 15.  Application of Funds.

     The proceeds received by the Company from the sale of stock subject to option are to be added to the general funds of the Company and used for its corporate purposes.

Section 16.  No Obligation to Exercise Option.

     Granting of an option shall impose no obligation on the optionee to exercise such option.

Section 17. Stock Withholding Election.

     When taxes are withheld in connection with the exercise of a stock option by delivering shares of stock in payment of the exercise price, or an exercise of an SAR for stock, or upon the lapse of restrictions on restricted stock received upon the exercise of an option (the date on which such exercise occurs or such restrictions lapse hereinafter referred to as the "Tax Date"), the optionee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare ("FICA") taxes, up to the optionee's marginal tax rate, by one or both of the following methods:

          (i) delivering part or all of the payment in previously-owned shares (which shall be valued at fair market, as defined herein, on the Tax Date) which shares, if acquired from the Company, must have been held for at least six months;

          (ii) requesting the Company to withhold from those shares that would otherwise be received upon exercise of the option, upon exercise of an SAR for stock, or upon the lapse of restrictions, a number of shares having a fair market value (as defined herein) on the Tax Date equal to the amount to be withheld. The amount of tax withholding to be satisfied by withholding shares from the option exercise is limited to the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law.

     Such election is irrevocable after the Tax Date. Any fractional share amount and any additional withholding not paid by the withholding or surrender of shares must be paid in cash. If no timely election is made, cash must be delivered to satisfy all tax withholding requirements.

     If the exercise of an option by an optionee other than the grantee after transfer of the option pursuant to this plan from the grantee to the optionee results in a withholding obligation on the part of the grantee, the grantee may elect to satisfy his withholding obligation by delivery of shares to the Company as permitted in clause (i) above.